UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2018
Ameresco, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34811	04-3512838
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Speen Street, Suite 410, Framingham, MA	01701
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (508) 661-2200

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
The Company held its 2018 Annual Meeting of Stockholders on May 24, 2018 (the “2018 Annual Meeting”). At the 2018 Annual Meeting, holders of the Company’s Class A and Class B common stock, voting together as a single class:

•
elected David J. Corrsin, George P. Sakellaris and Joseph W. Sutton to serve as the Company’s class II directors until the Company’s 2021 annual meeting of stockholders and until their successors are elected and qualified;

•	ratified the selection of RSM US LLP as the Company’s independent registered public accounting firm for 2018; and

•	approved an amendment to the Company’s 2017 Employee Stock Purchase Plan increasing the number of shares of the Company’s Class A common stock issuable under the plan from 100,000 to 200,000.
The matters acted upon at the 2018 Annual Meeting, and the voting tabulation for each matter, are as follows:

Proposal 1:	The election of the following nominees for class II directors for a term of three years (voted on by holders of Class A common stock and Class B common stock, voting together as a single class):

Nominee	Votes For	Votes Withheld	Broker Non-Votes
David J. Corrsin	106,217,568	670,345	8,571,704
George P. Sakellaris	106,565,678	322,235	8,571,701
Joseph W. Sutton	106,625,327	262,586	8,571,704

Proposal 2:
Ratification of the selection of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 (voted on by holders of Class A common stock and Class B common stock, voting together as a single class):

Votes For	Votes Against	Abstain	Broker Non-Votes
115,171,830	271,602	16,185	—

Proposal 3:
Approval of an amendment to the Company’s 2017 Employee Stock Purchase Plan Plan increasing the number of shares of the Company’s Class A common stock issuable under the plan from 100,000 to 200,000 (voted on by holders of Class A common stock and Class B common stock, voting together as a single class):

Votes For	Votes Against	Abstain	Broker Non-Votes
106,838,679	33,641	15,593	8,571,704

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERESCO, INC.
May 29, 2018	By:	/s/ David J. Corrsin
David J. Corrsin
Executive Vice President, General Counsel and Secretary